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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 9, 2003



                              HALSEY DRUG CO., INC.



               695 North Perryville Road, Rockford, Illinois 61107


                                 (815-399-2060)





 Incorporated under the        Commission File Number       I.R.S. Employer
laws of State of New York           1-10113              Identification Number
                                                              11-0853640




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Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit
Number                              Description
------                              -----------

    99.1                            Press  Release of Halsey Drug Co.,  Inc.
                                    dated May 9, 2003  reporting  results
                                    for the year ended December 31, 2002.


Item 9.           Regulation FD Disclosure.

         The Registrant is furnishing under Item 9 of this Current Report on Form 8-K:

                  (i) Exhibit 99.1 consisting of a copy of the press release issued on May 9, 2003 reporting results for the year ended December 31, 2002.


         The statements in this Current Report on Form 8-K, including the exhibits, contain forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risk and uncertainties which may affect the Registrant's business prospects, including, economic, competitive, governmental, technological and other factors discussed in filings with the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HALSEY DRUG CO., INC.


                                   By: /s/ Peter A. Clemens
                                      -----------------------------------------
                                      Peter A. Clemens
                                      Vice President & Chief Financial Officer

Date:    May 9, 2003


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                              Description
------                              -----------

   99.1                             Press  Release of Halsey Drug Co.,  Inc.
                                    dated May 9, 2003  reporting  results
                                    for the forth quarter and year ended
                                    December 31, 2002.